UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                  placeCityWASHINGTON, StateDC PostalCode20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 23, 2014

                            GOLDEN DRAGON HOLDING CO.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                       000-27055               24-4635140
-------------------------------  ---------------------------  ------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                       7609 Ralston Road, Arvada, CO 80002
               --------------------------------------------------
                    (Address of principal executive offices)
--------------------------------------------------------------------------------

                                  720-939-1133
                        ---------------------------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 23, 2014, Gerry Crocker, one of our founders, was appointed a Director of the Company.

Gerry Crocker, Chief Executive Officer Since May 9, 2014

Mr. Crocker, age 57, served as CEO of Community Specialty Pharmacy Network, Inc. from May 2010 until January 2013. From October 2007 through April 2010, Mr. Crocker served as CEO of CARE Pharmacies, Inc. From August 2002 until October 2007, Mr. Crocker worked with Cardinal Health, Inc. first as Vice President of Retail National Accounts, then Vice President of Retail Sales East Group and lastly as Vice President of Retail and Alternate Care Northeast Area. Mr. Crocker attended the Northern Michigan University where he obtained a BS in Administration in 1980.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GOLDEN DRAGON HOLDING CO.


                            By: /s/ Gary Herick
                                -------------------------------------
                            Title:   President and Chief Executive Officer
                                     and Chief Financial Officer



Date: September 27, 2014




















                                       3